                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                ----------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 1996



                      TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)



                                    Maryland
                            (State of Incorporation)


        1-11918                                                 94-3175659
(Commission File Number)                               (IRS Employer Id. Number)




Four Embarcadero Center, Suite 3150
        San Francisco, CA                                          94111
(Address of principal executive offices)                         (Zip Code)




                                 (415) 391-4300
              (Registrant's telephone number, including area code)

Item 5.  Other Events

PROPERTY ACQUISITIONS. From September 12, 1996 through December 12, 1996, TriNet Corporate Realty Trust, Inc., (the "Company") acquired four additional properties (the "Acquired Properties") for an aggregate purchase price of approximately $58.5 million, plus aggregate acquisition costs of approximately $1.0 million. As of December 12, 1996, the Company's portfolio consisted of 76 properties. The properties acquired from September 12, 1996 through December 12, 1996 are described below. Substantially all of the purchase price for each property was funded by drawing on the Company's $200 million unsecured revolving credit facility (the "1995 Acquisition Facility") with a group of 11 banks for which Morgan Guaranty Trust Company of New York is the lead agent and The First National Bank of Boston is the managing co-agent, with any remainder being funded from working capital. Neither the Company, any subsidiary of the Company, nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.


         NORTHERN TELECOM, INC. On September 12, 1996, TriNet Corporate Partners II, L. P. ("TCPII"), a wholly owned subsidiary of the Company, purchased a 60,000 square foot office facility occupied by Northern Telecom, Inc. located in Richardson, Texas (the "Northern Telecom Property") from American States Insurance Company for a purchase price of approximately $6.7 million. TCPII acquired a fee title interest in this property. Northern Telecom, Inc. will continue to use the property under a triple net lease that expires on January 31, 2003. The current annual rent for this building is $690,332 with a contractual escalation of 10.99% in 2000.

         OLYMPUS AMERICA, INC. On September 26, 1996, TriNet Essential Facilities X, Inc. ("TriNet X"), a wholly owned subsidiary of the Company, purchased a 270,000 square foot office facility occupied by Olympus America, Inc. located in Melville, Long Island, New York (the "Olympus Property") from The Mutual Life Insurance Company of New York, a New York Corporation, for a purchase price of approximately $30.0 million. TriNet X acquired a fee title interest in this property. Olympus America, Inc. will continue to use the property under a triple net lease that expires on August 26, 2006, subject to extension for an additional four year term at the tenant's option. The current annual rent on the property is $2,929,209 with contractual escalations of 1.73% in 1997, 16.34% in 2001 and 1.89% in 2003.

         ADIDAS AMERICA, INC. On October 30, 1996, TriNet Essential Facilities XXI, Inc. ("TriNet XXI"), a wholly owned subsidiary of the Company, purchased a 563,210 square foot distribution facility occupied by adidas America, Inc. located in Spartanburg, South Carolina (the "adidas Property") from Landgard USA I, LTD., a Florida limited partnership, for a purchase price of approximately $18.3 million. TriNet XXI acquired a fee title interest in this property. adidas America, Inc. will continue to use the property under a triple net lease that expires on December 31, 2003, subject to extension for two additional ten year terms at the tenant's option. The current annual rent on the property is $1,856,445 with a contractual escalation of 5.99% in 1998.

         FRONTIER CORPORATION. On December 10, 1996, TriNet X purchased a 55,310 square foot office facility occupied by ConferTech International, Inc. ("ConferTech"), a wholly owned subsidiary of Frontier Corporation, located in Westminster, Colorado (the "Frontier Property") from Frontier Corporation for a purchase price of approximately $3.5 million. TriNet X acquired a fee title interest in this property. Concurrently, TriNet X entered into an agreement to purchase a second office building from a developer for approximately $8.1 million, which is being constructed as a build-to-suit for Frontier Corporation. This second property, which is directly adjacent to the Frontier Property, will also be an office building and will comprise approximately 62,000 square feet when it is completed in mid-1997. ConferTech will continue to use the Frontier Property under a 12 year triple net lease that expires in the year 2009. The current annual rent on the Frontier Property is $345,106 with contractual escalations of 6.12% occurring at the end of every third year of the 12 year lease term.

PROPERTY DISPOSITIONS. From September 12, 1996 through December 12, 1996, the Company disposed of 35 properties (the "Disposition Properties") in exchange for approximately $55.1 million as described below.

         REX STORES CORPORATION. On November 26, 1996, TriNet Essential Facilities III, Inc. ("TriNet III"), a wholly owned subsidiary of the Company, sold 34 retail stores net leased to REX Stores Corporation (the "REX Properties") for $25.1 million in cash to Realty Income Corporation. The REX Properties are located in 11 states across the eastern half of the United States. As of November 26, 1996, the annual straight-line rent on the REX Properties was $2,701,652. TriNet III will recognize a gain of approximately $6 million on this transaction. Neither the Company, any subsidiary of the Company, nor any director or officer of the Company was affiliated with or had a material relationship with the buyer of the REX Properties.


         MACFRUGAL'S BARGAINS CLOSEOUTS INC. On December 12, 1996, TriNet Essential Facilities XII, Inc. ("TriNet XII"), received a $30.0 million cash settlement from MacFrugal's Bargains Closeouts Inc. as compensation for the destruction of its New Orleans warehouse/distribution property (the "MacFrugal's Property") which was destroyed by fire on March 21, 1996. The proceeds from the disposal of the MacFrugal's Property are comprised of approximately $26.2 million of casualty proceeds, $3.5 million as a lease termination fee and approximately $0.3 million as a settlement structuring fee. As of December 12, 1996, the annual straight-line rent was $2,428,380. TriNet XII will recognize a gain of approximately $3 million on this transaction.



Item 7.  Financial Statements and Exhibits


         Pro Forma Financial Statements

                  The pro forma financial statements of the Company reflecting the above transactions are included on pages F-2 to F-6.

                Historical Financial Statements

                  The Historical Summary of Gross Income for the Northern Telecom Property is not included because this property was not occupied by Northern Telecom, Inc. until February 1996. Prior to February 1996, the property was occupied by the seller. The Historical Summary of Gross Income for the Olympus Property is included on pages F-7 to F-9. The Historical Summary of Gross Income for the adidas Property is included on pages F-10 to F-12. The Frontier Property was a sale-leaseback and therefore no historical financial information is available for this property.


                Exhibits

                23.1        Consent of Independent Accountants

                      TRINET CORPORATE REALTY TRUST, INC.

                          INDEX TO FINANCIAL STATEMENTS



                                                                                                Page
                                                                                                ----
Pro Forma Financial Statements:

         Unaudited pro forma consolidated balance sheet                                          F-2
              as of September 30, 1996
         Unaudited pro forma consolidated statement of operations                                F-3
              for the nine months ended September 30, 1996
         Unaudited pro forma consolidated statement of operations                                F-4
              for the year ended December 31, 1995
         Notes to the pro forma consolidated financial statements                                F-5

Historical Summary of Gross Income for the Olympus America, Inc. Property:

         Report of independent accountants                                                       F-7
         Historical summary of gross income for the seven months
              ended December 31, 1995                                                            F-8
         Note to historical summary of gross income                                              F-9

Historical Summary of Gross Income for the adidas America, Inc. Property:

         Report of independent accountants                                                      F-10
         Historical summary of gross income for the year
              ended December 31, 1995                                                           F-11
         Note to historical summary of gross income                                             F-12

                      TRINET CORPORATE REALTY TRUST, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                          September 30, 1996
                                                                       -----------------------------------------------------------
                                                                                               Adjustments
                                                                                   ------------------------------------
                                                                                   Acquired    Dispositon
                                                                       Historical  Properties  Properties      Total      Pro Forma
                                                                       ----------  ----------  ----------   -----------   ---------
                           ASSETS
Real estate, at cost:
   Land                                                                $ 108,059   $ 2,220 A   $     --    $  2,220      $ 110,279
   Depreciable property                                                  517,872    19,816 A         --      19,816        537,688
   Real estate held for sale                                              17,231        --      (17,231)C   (17,231)            --
   Other real estate                                                      22,239        --      (22,239)C   (22,239)            --
                                                                       ---------   -------     --------    --------      ---------

                                                                         665,401    22,036      (39,470)    (17,434)       647,967
   Less accumulated depreciation                                         (32,874)       --           --          --        (32,874)
                                                                       ---------   -------     --------    --------      ---------

                                                                         632,527    22,036      (39,470)    (17,434)       615,093
   Investment in joint venture                                             6,788        --           --          --          6,788
                                                                       ---------   -------     --------    --------      ---------
         Total real estate                                               639,315    22,036      (39,470)    (17,434)       621,881
Cash and cash equivalents                                                  5,141    (3,886)A         53 C    (3,833)         1,308
Restricted cash and investments                                            3,703        --           --        --            3,703
Deferred rent receivable                                                  15,051        --       (1,017)C    (1,017)        14,034
Interest rate protection agreements and loan costs, net                   14,987        --         (627)C      (627)        14,360
Other assets, net                                                          2,270        (3)A       (246)C      (249)         2,021
                                                                       ---------   -------     --------    --------      ---------

                                                                       $ 680,467   $18,147     $(41,307)  $ (23,160)     $ 657,307
                                                                       =========   =======     ========   =========      =========

                      LIABILITIES AND
                   STOCKHOLDERS' EQUITY

Liabilities:
   Debt                                                                $ 283,107   $18,000 B   $(54,987)D  $(36,987)     $ 246,120
   Dividends payable                                                      10,530        --           --          --         10,530
   Other liabilities                                                      24,879       147 A      4,560 C     4,707         29,586
                                                                       ---------   -------     --------    --------      ---------

         Total liabilities                                               318,516    18,147      (50,427)    (32,280)       286,236
                                                                       ---------   -------     --------    --------      ---------

Stockholders' equity:
   Preferred stock, $.01 par value, 10,000,000 shares authorized
         Series A:  issued and outstanding: 2,000,000 shares
         at September 30, 1996
         (aggregate liquidation preference $50,000)                           20        --           --          --             20
         Series B:  issued and outstanding: 1,300,000 shares
         at September 30, 1996
         (aggregate liquidation preference $32,500)                           13        --           --          --             13
   Common stock, $.01 par value, 40,000,000 shares
         authorized, 13,887,667 issued and
         outstanding at September 30, 1996                                   139        --           --          --            139
   Paid-in-capital                                                       392,755        --           --          --        392,755
   Distributions in excess of net income                                 (30,976)       --        9,120 C     9,120        (21,856)
                                                                       ---------   -------     --------    --------      ---------

         Total stockholders' equity                                      361,951        --        9,120       9,120        371,071
                                                                       ---------   -------     --------    --------      ---------

                                                                       $ 680,467   $18,147     $(41,307)   $(23,160)     $ 657,307
                                                                       =========   =======     ========    ========      =========


                     The accompanying notes are an integral
                       part of these financial statements

                      TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)
            (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                           Nine Months Ended September 30, 1996
                                                    ------------------------------------------------------------------------------
                                                                                       Adjustments
                                                                      --------------------------------------------
                                                                      Acquired         Disposition
                                                     Historical       Properties       Properties         Total         Pro Forma
                                                    ------------      -----------     ------------     -----------     -----------
Revenues:
   Rent                                             $     55,042         $4,401 E        $(3,848)H     $   553        $     55,595
   Joint venture income                                      238             --               --            --                 238
   Other                                                     525             --               --            --                 525
                                                    ------------         ------          -------       -------        ------------

           Total revenue                                  55,805          4,401           (3,848)          553              56,358
Expenses:
   Property operating costs                                1,995             --               --            --               1,995
   General and administrative                              3,853             --               --            --               3,853
   Interest                                               15,537          2,666 F         (2,845)I        (179)             15,358
   Depreciation                                            9,843            917 G           (628)J         289              10,132
   Amortization                                            2,242             --               --            --               2,242
                                                    ------------         -------         -------       -------        ------------

   Income before gain on sale and
     extraordinary charge                                 22,335            818             (375)          443              22,778

Gain on sale of real estate                                  660             --               --            --                 660
                                                    ------------         ------          -------       -------        ------------
Income before extraordinary charge                        22,995            818             (375)          443              23,438
Extraordinary charge from early
  extinguishment of debt                                  (1,165)           --                --            --              (1,165)
                                                    ------------         ------          -------       -------        ------------

               Net income                           $     21,830         $  818          $  (375)      $   443        $     22,273
                                                    ============         ======          =======       =======        ============

               Earnings available to common shares  $     20,104         $  818          $  (375)      $   443        $     20,547
                                                    ============         ======          =======       =======        ============

Per common share:
   Income available before extraordinary charge,
     net of preferred dividend requirement          $       1.53         $ 0.06          $ (0.03)      $  0.03        $       1.56
   Extraordinary charge                             $      (0.08)        $   --          $    --       $    --        $      (0.08)
                                                    ------------         ------          -------       -------        ------------


   Earnings available                               $       1.45         $ 0.06          $ (0.03)      $  0.03        $       1.48
                                                    ============         ======          =======       =======        ============


Weighted average number of common
  shares outstanding                                  13,847,470             --               --            --          13,847,470
                                                    ============         ======          =======       =======        ============


                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)
              (DOLLARS IN THOUSANDS, EXCEPT SHARE PER SHARE DATA)


                                                                       Year Ended December 31, 1995
                                            --------------------------------------------------------------------------------
                                                                                Adjustments
                                                               ---------------------------------------------
                                                               Acquired         Disposition
                                             Historical        Properties       Properties          Total       Pro Forma
                                            ------------       ----------       -----------      -----------   -------------
Revenues:
   Rent                                     $     56,199        $6,278 E         $(5,131)H        $  1,147      $     57,346
   Other                                             693            --                --                --               693
                                            ------------        ------           -------          --------      ------------

               Total revenue                      56,892         6,278            (5,131)            1,147            58,039
Expenses:
   Property operating costs                        1,275            --                --                --             1,275
   General and administrative                      3,892            --                --                --             3,892
   Interest                                       17,329         3,963 F          (4,148)I            (185)           17,144
   Depreciation                                   10,546         1,298 G          (1,358)J             (60)           10,486
   Amortization                                    3,616            --                --                --             3,616
                                            ------------        ------           -------          --------      ------------

Income before extraordinary charge                20,234         1,017               375             1,392            21,626
Extraordinary charge from early
  extinguishment of debt                           9,561            --                --                --             9,561
                                            ------------        ------           -------          --------      ------------

               Net income                   $     10,673        $1,017           $   375          $  1,392      $     12,065
                                            ============        ======           =======          ========      ============


Per common share:
   Income before extraordinary charge       $       1.80        $ 0.10           $  0.03          $   0.13      $       1.93
   Extraordinary charge from early
         extinguishment of debt             $      (0.85)       $   --           $    --          $     --      $      (0.85)
                                            ------------        ------           -------          --------      ------------


   Net income                               $       0.95        $ 0.10           $  0.03          $   0.13      $       1.08
                                            ============        ======           =======          ========      ============

Weighted average number of common
  shares outstanding                          11,219,201            --                --                --        11,219,201
                                            ============        ======           =======          ========      ============


                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
            NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.    Basis of Presentation.

The pro forma consolidated financial statements of TriNet Corporate Realty Trust, Inc. (the "Company"), which are unaudited, have been prepared based on the historical consolidated financial statements of the Company. The pro forma consolidated statements of operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995 have been prepared as if the acquisitions of the Acquired Properties between September 12, 1996 and December 12, 1996, and the disposal of the Disposition Properties between September 12, 1996 and December 12, 1996 had occurred on January 1, 1995. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Company.

The pro forma consolidated financial statements are not necessarily indicative of what the actual results of operations of the Company would have been for the nine months ended September 30, 1996 or for the year ended December 31, 1995 had the transactions involving the Acquired Properties and the Disposition Properties actually occurred on January 1, 1995, nor do they purport to represent the results of operations for future periods.

2.    Pro Forma Adjustments.

      A. Reflects the purchase of the adidas Property and the Frontier Property that occurred subsequent to September 30, 1996.

      B. Reflects the draw of $18.0 million under the 1995 Acquisition Facility for the acquisition of the adidas Property.

      C.  Reflects the disposal of the Disposition Properties.

      D. Reflects: (1) the payment of $35.0 million on the 1995 Acquisition Facility from the proceeds of the disposal of the Disposition Properties, and (2) the estimated payment of approximately $20.0 million on a mortgage loan with the proceeds from the disposal of the MacFrugal's Property. The Company is currently in discussions regarding the amount that will be paid on the mortgage loan. The Settlement Agreement relating to the MacFrugal's Property provides for an approximate $20 million payment on the mortgage loan. In the event that the actual payment is more or less than approximately $20 million, the difference would be drawn from or applied to the 1995 Acquisition Facility.

      E.  Additional rental revenue is attributable to the Acquired Properties.

      F. Additional interest expense is attributable to the draws on the 1995 Acquisition Facility in connection with the acquisition of the Acquired Properties, computed at the weighted average interest rate in effect under the 1995 Acquisition Facility during the applicable period.

      G. Additional depreciation is attributable to the Acquired Properties. Depreciation is computed using the straight-line method of cost recovery over 40 years for buildings and improvements.

      H. Decreased rental revenue is attributable to the disposal of the Disposition Properties.

      I. Decreased interest expense is attributable to the application of the proceeds from the disposal of the REX Properties and a portion of the proceeds from the disposal of the MacFrugal's Property to the 1995 Acquisition Facility, computed at the weighted average interest rate in effect during the applicable period and the estimated $20.0 million payment on a mortgage loan in connection with the disposal of the MacFrugal's Property proceeds, computed at the weighted average interest rate in effect under that loan for the applicable period.

      J. Decreased depreciation is attributable to the disposal of the Disposition Properties. Depreciation is computed using the straight-line method of cost recovery over 40 years for buildings and improvements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the Olympus America, Inc. Property, Melville, Long Island, New York (the "Property") for the seven months ended December 31, 1995. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's gross income and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Olympus America, Inc. Property, Melville, Long Island, New York, for the seven months ended December 31, 1995, in conformity with generally accepted accounting principles.





                                                        Coopers & Lybrand L.L.P.
San Francisco, California
December 20, 1996

                         OLYMPUS AMERICA, INC. PROPERTY

                       HISTORICAL SUMMARY OF GROSS INCOME
                  FOR THE SEVEN MONTHS ENDED DECEMBER 31, 1995







Gross Income                                                  $  1,873,064
                                                              ============


                      The accompanying note is an integral
                         part of this historical summary

                         OLYMPUS AMERICA, INC. PROPERTY

                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
                  FOR THE SEVEN MONTHS ENDED DECEMBER 31, 1995


A.       Property and Basis of Accounting

         The accompanying Historical Summary of Gross Income has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Olympus America, Inc. Property (the "Property"). The Property consists of one office building comprising 270,000 square feet located in Melville, Long Island, New York. Olympus America, Inc. has occupied the building since the end of May 1995, and therefore, only seven months are presented in the Historical Summary of Gross Income.

         The Property is subject to a net lease that expires in August 2006 and provides for the tenant to pay all expenses associated with the Property. Therefore, no operating expenses have been presented in the Historical Summary. Gross income includes $857,287 as a result of the straight-line rent adjustment for differences between straight-line rents and contractual rent payments.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the adidas America, Inc. Property, Spartanburg, South Carolina (the "Property") for the year ended December 31, 1995. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's gross income and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the adidas America, Inc. Property, Spartanburg, South Carolina, for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




                                                        Coopers & Lybrand L.L.P.
San Francisco, California
December 20, 1996

                          ADIDAS AMERICA, INC. PROPERTY

                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995



Gross Income                                                  $  1,789,106
                                                              ============


                      The accompanying note is an integral
                         part of this historical summary

                          ADIDAS AMERICA, INC. PROPERTY

                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995



A.       Property and Basis of Accounting

         The accompanying Historical Summary of Gross Income has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the adidas America, Inc. Property (the "Property"). The Property is a distribution facility comprising 563,210 square feet located in Spartanburg, South Carolina.

         The Property is subject to a net lease that expires in December 2003 and provides for the tenant to pay all expenses associated with the Property. Therefore, no operating expenses have been presented in the Historical Summary. Gross income has been reduced by $67,340 as a result of the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 TRINET CORPORATE REALTY TRUST, INC.





                                 By:  /s/A. William Stein
                                    --------------------------------------------
                                      A. William Stein
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (Authorized Officer of the Registrant
                                      and Principal Financial Officer)



Dated:  December 26, 1996